UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

CTO Realty Growth, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-11350	59-0483700
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	369 N. New York Ave., Suite 201 Winter Park, Florida (Address of principal executive offices)	32789 (Zip Code)

Registrant’s telephone number, including area code: (407) 904-3324

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTO	NYSE
6.375% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CTO-PA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On October 28, 2026, CTO Realty Growth, Inc. (the “Company”) entered into an equity distribution agreement, in substantially the form attached as Exhibit 1.1 to this Current Report on Form 8-K, and incorporated herein by reference (the “Common Equity Distribution Agreement”), and a master forward confirmation, in substantially the form attached as Exhibit 1.2 to this Current Report on Form 8-K, and incorporated herein by reference, with BofA Securities, Inc. (“BofA”), to include BofA, or its affiliate, as an additional sales agent, forward seller and forward purchaser in the Company’s previously announced at the market common stock offering program, pursuant to which the Company may issue and sell from time to time (the “Common Offering”) shares of the Company’s common stock, par value $0.01 per share, having an aggregate offering price of up to $250,000,000 (the “Common Shares”). The Common Equity Distribution Agreement is substantively identical to the Existing Common Equity Distribution Agreements, as amended by the Common Amendments (each as defined below).

In addition, on October 28, 2026, the Company entered into separate amendments, in substantially the form attached as Exhibit 1.3 to this Current Report on Form 8-K, and incorporated herein by reference (collectively, the “Common Amendments”), to each separate equity distribution agreement, dated November 12, 2024, as amended April 29, 2026, with each of A.G.P./Alliance Global Partners, B. Riley Securities, Inc., Robert W. Baird & Co. Incorporated, Jefferies LLC, JonesTrading Institutional Services LLC, KeyBanc Capital Markets Inc., Lucid Capital Markets, LLC, Raymond James & Associates, Inc., Regions Securities LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, and each separate equity distribution agreement, dated April 29, 2026, with each of Cantor Fitzgerald & Co. and Huntington Securities, Inc. (collectively, the “Existing Common Equity Distribution Agreements”). The purpose of the Common Amendments was to update the Existing Common Equity Distribution Agreements to account for the participation of BofA or its affiliate in the Common Offering.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of the Common Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The foregoing description of the Common Equity Distribution Agreement, master forward confirmation and Common Amendments is qualified in its entirety by reference to the full text of the Common Equity Distribution Agreement, master forward confirmation and Common Amendments, the forms of which are attached as Exhibit 1.1, Exhibit 1.2 and Exhibit 1.3, respectively, to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
1.1	Form of Common Equity Distribution Agreement.
1.2	Form of Master Forward Confirmation.
1.3	Form of Amendment No. 1/2 to Common Equity Distribution Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTO REALTY GROWTH, INC.

By:	/s/ Philip R. Mays
Name:	Philip R. Mays
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: October 28, 2026

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